NOTE 2- Significant accounting policies: i. Trade accounts receivable (Policies)	12 Months Ended
Dec. 31, 2024
Policies
i. Trade accounts receivable:

i.Trade accounts receivable:

Trade accounts receivable includes billed and unbilled receivable. Trade accounts receivable is recorded at invoiced amounts and do not bear interest. Unbilled accounts receivable represent revenue recognized on contracts for which invoices have not yet been presented to customers because the amounts were earned but not contractually billable as of the balance sheet date.

The proceeds from sales transactions with end-customers are charged through credit cards and processed by authorized payment gateways which subsequently deposit the funds into the Company’s bank accounts on a scheduled payments cycles of no later than a few weeks following the transaction date.